EXHIBIT 4.1


NUMBER                           RTC CRUISES, LTD.                       SHARES

                INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

                                                                   COMMON STOCK

THIS CERTIFIES THAT                                           CUSIP G7703Q 10 0





is the registered holder of

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        PAR VALUE $.00003 PER SHARE, OF

                                RTC CRUISES, LTD.

(the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed.

         This Certificate and the shares represented hereby are issued and subject to all of the provisions of the Memorandum of Association and Articles of Association of the Corporation, and all amendments thereto, to all of which the holder, by the acceptance hereof, assents.

         This Certificate is not valid unless countersigned by the Transfer
Agent.

         Witness the facsimile Seal of the Corporation and the facsimile signatures of its duly authorized officers and directors.

Dated:                             RTC CRUISES, LTD.
                                    CORPORATE SEAL
                                       FLORIDA

  Secretary                                                      Director

                           COUNTERSIGNED AND REGISTERED:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                              (NEW YORK, NEW YORK)

                                             TRANSFER AGENT AND REGISTRAR

                           BY
                              --------------------------------------------
                                       AUTHORIZED SIGNATURE

                                RTC CRUISES, LTD.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common                    UNIF GIFT MIN ACT -_______ Custodian _______
                                                                               (Cust)           (Minor)

         TEN ENT - as tenants by the entireties            under Uniform Gifts to Minors

         JT TEN - as joint tenants with right of           Act _______________________________
                    of survivorship and not as tenants                            (State)
                    in common

                  Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _______________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

         [                             ]

         _____________________________________________________________________
         Please print or typewrite name and address of assignee

         ______________________________________________________________ SHARES
         REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT________________________________________________
         TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL

         POWER OF SUBSTITUTION IN THE PREMISES.

         DATED: __________________________________


         SIGNATURE GUARANTEED

         ____________________________________


         ______________________________________________________________________
         NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever.

         IMPORTANT: SIGNATURE(S) MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF THE AMERICAN STOCK EXCHANGE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.